UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                            TALON INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)


              DELAWARE                                            95-4654481
   (State or Other Jurisdiction                               (I.R.S. Employer
 of Incorporation or Organization)                           Identification No.)



                       21900 BURBANK BOULEVARD, SUITE 270
                          WOODLAND HILLS, CALIFORNIA               91367
                    (Address of Principal Executive Offices)     (Zip Code)

                                 2007 STOCK PLAN
                            (Full Title of the Plan)

                                LONNIE D. SCHNELL
                             CHIEF EXECUTIVE OFFICER
                            TALON INTERNATIONAL, INC.
                       21900 BURBANK BOULEVARD, SUITE 270
                        WOODLAND HILLS, CALIFORNIA 91367
                     (Name and Address of Agent for Service)

                                 (818) 444-4100
          (Telephone Number, Including Area Code, of Agent for Service)

                                   Copies to:
                               JOHN MCILVERY, ESQ.
                         STUBBS ALDERTON & MARKILES, LLP
                       15260 VENTURA BOULEVARD, 20TH FLOOR
                             SHERMAN OAKS, CA 91403

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer," and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large Accelerated Filer  [_]                      Accelerated Filer          [_]

Non-Accelerated Filer    [_]                      Smaller Reporting Company  [X]
(Do not check if a smaller reporting company)

                         CALCULATION OF REGISTRATION FEE
======================================= =============== ====================== ====================== =================
         Title of Securities                Amount        Proposed Maximum       Proposed Maximum        Amount Of
                                            To Be          Offering Price       Aggregate Offering
           To Be Registered             Registered (1)      Per Share (2)            Price (2)        Registration Fee
--------------------------------------- --------------- ---------------------- ---------------------- -----------------
Common Stock........................       2,600,000             $0.34                $884,000               $35
======================================= =============== ====================== ====================== =================

(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement also covers such additional shares as may hereinafter be offered or issued to prevent dilution resulting from stock splits, stock dividends or similar transactions effected without the receipt of consideration.

(2) Determined in accordance with Rule 457(h) under the Securities Act solely for the purpose of calculating the Registration Fee based on the average of the high and low prices per share of the Registrant's common stock as reported on The OTC Bulletin Board on April 16, 2008.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

         The document(s) containing the information specified in Part I will be sent or given to employees as specified by Rule 428(b)(1). Such documents are not being filed with the Securities and Exchange Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. Such documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Part II of this Form, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act of 1933, as amended.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents previously filed by the Registrant with the Commission are incorporated in this Registration Statement by reference:

1. Our Annual Report on Form 10-K for the year ended December 31, 2007, filed April 15, 2008 (File No. 001-13669);

2. Our Current Report on Form 8-K dated January 15, 2008, filed January 22, 2008 (File No. 001-13669);

3. Our Current Report on Form 8-K dated February 4, 2008, filed February 6, 2008 (File No. 001-13669);

4. Our Current Report on Form 8-K dated March 27, 2008, filed on March 28, 2008 (File No. 001-13669);

5. Our Current Report on Form 8-K dated April 3, 2008, filed on April 8, 2008 (File No. 001-13669);

6. Our Current Report on Form 8-K dated April 15, 2008, filed on April 16, 2008 (File No. 001-13669); and

7. The description of our capital stock contained in our Registration Statement on Form 8-A filed December 4, 1997 (File No. 001-13669), including any amendment or report filed for the purpose of updating such description.

         All documents filed by the Registrant pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.

         Any statement made in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which is also incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Registrant's Certificate of Incorporation and Bylaws provide for the indemnification by the Registrant of each of its directors, officers and employees to the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended. Section 145 of the Delaware General Corporation Law provides in relevant part that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.

         In addition, Section 145 provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. Delaware law further provides that nothing in the above described provisions shall be deemed exclusive of any other rights to indemnification or advancement of expenses to which any person may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

         The Registrant's Certificate of Incorporation provides that a director of the company shall not be liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director. Section 102(o)(7) of the Delaware General Corporation Law provides that a provision so limiting the personal liability of a director shall not eliminate or limit the liability of a director for, among other things: breach of the duty of loyalty; acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; unlawful payment of dividends; and transactions from which the director derived an improper personal benefit.

         The Registrant has entered into separate but identical indemnity agreements with certain of its directors and certain of its officers (the
"Indemnitees"). Pursuant to the terms and conditions of the indemnity agreements, the Registrant agreed to indemnify each Indemnitee against any amounts which he or she becomes legally obligated to pay in connection with any claim against him or her based upon any action or inaction which he or she may commit, omit or suffer while acting in his or her capacity as a director and/or officer of the Registrant or its subsidiaries, provided, however, that Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Registrant and, with respect to any criminal action, had no reasonable cause to believe Indemnitee's conduct was unlawful.

ITEM 7:  EXEMPTION FROM REGISTRATION.

         Not applicable.

ITEM 8:  EXHIBITS.

         THE  FOLLOWING   EXHIBITS  ARE  FILED  AS  PART  OF  THIS  REGISTRATION
STATEMENT:

EXHIBIT                          EXHIBIT TITLE
NUMBER
-------  -----------------------------------------------------------------------
4.1 Certificate of Incorporation of the Registrant. (Incorporated by reference to the Registrant's Registration Statement on Form SB-2 filed on October 21, 1997)

4.2 Certificate of Designation of Rights, Preferences and Privileges of Series A Preferred Stock. (Incorporated by reference to Exhibit A to the Rights Agreement filed as Exhibit 4.1 to the Registrant's Current Report on Form 8-K filed on November 4, 1998)

4.3 Certificate of Amendment of Certificate of Incorporation of Registrant. (Incorporated by reference to Exhibit 3.4 to the Registrant's Annual Report on Form 10-KSB, filed on March 28, 2000)

4.4 Certificate of Amendment of Certificate of Incorporation of Registrant. (Incorporated by reference to Exhibit 3.1.3 to the Registrant's Form 8-K filed on August 4, 2006)

4.5 Certificate of Ownership and Merger Merging Talon International, Inc. with and into Tag-It Pacific, Inc. (Incorporated by reference to Exhibit 3.1 to the Registrant's Form 8-K filed on July 20, 2007)

4.6 Bylaws of the Registrant. (Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form SB-2 filed on October 21, 1997, and the amendments thereto)

4.7      Specimen  Stock   Certificate  of  Common  Stock  of  the   Registrant.
         (Incorporated by reference to the Registrant's Registration Statement on Form SB-2 filed on October 21, 1997)

4.8 Rights Agreement, dated as of November 4, 1998, between Registrant and American Stock Transfer and trust Company as Rights Agent. (Incorporated by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K filed on November 4, 1998)

4.9 Form of Rights Certificate. (Incorporated by reference to Exhibit B to the Rights Agreement filed as Exhibit 4.1 to the Registrant's Current Report on Form 8-K filed on November 4, 1998)

4.10     Registrant's  2007 Stock Plan.  (Incoprorated  by  reference to Exhibit
         10.20 to the Registrant's Annual Report on Form 10-K filed on April 15,
         2008)

5.1      Opinion of Stubbs, Alderton and Markiles, LLP.

23.1     Consent of Stubbs, Alderton & Markiles, LLP (included in Exhibit 5.1).

23.2     Consent of Singer Lewak Greenbaum & Goldstein LLP.

24.1     Power of Attorney (included on signature page).


ITEM 9:  UNDERTAKINGS.

         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3)      To   remove   from   registration   by   means  of  a
post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 22nd day of April, 2008.

                                  TALON INTERNATIONAL, INC.
                                  (Registrant)

                                  By: /s/ Lonnie D. Schnell
                                      ------------------------------------------
                                      Lonnie D. Schnell
                                      Chief Executive Officer


                                POWER OF ATTORNEY

          Each person whose signature appears below constitutes and appoints Mark Dyne and Lonnie D. Schnell, and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement and to file a new registration statement under Rule 461 or Instruction E of Form S-8 of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                                   TITLE                     DATE

/s/ Lonnie D. Schnell              Chief Executive Officer        April 22, 2008
---------------------------         and Chief Financial
Lonnie D. Schnell              Officer (Principal Executive
                                  and Financial Officer)

/s/ David A. Hunter                   Vice President,             April 22, 2008
---------------------------       Corporate Controller
David A. Hunter              (Principal Accounting Officer)

/s/ Mark Dyne                        Chairman of the              April 22, 2008
---------------------------       Board of Directors
Mark Dyne

/s/ Colin Dyne                     Vice Chairman of the           April 22, 2008
---------------------------        Board of Directors
Colin Dyne

/s/ Brent Cohen                        Director                   April 22, 2008
---------------------------
Brent Cohen

/s/ Joseph Miller                      Director                   April 22, 2008
---------------------------
Joseph Miller

/s/ Raymond Musci                      Director                   April 22, 2008
---------------------------
Raymond Musci

/s/ William Sweedler                   Director                   April 22, 2008
---------------------------
William Sweedler

                                  EXHIBIT INDEX

EXHIBIT                          EXHIBIT TITLE
NUMBER
-------  -----------------------------------------------------------------------

4.1 Certificate of Incorporation of the Registrant. (Incorporated by reference to the Registrant's Registration Statement on Form SB-2 filed on October 21, 1997)

4.2 Certificate of Designation of Rights, Preferences and Privileges of Series A Preferred Stock. (Incorporated by reference to Exhibit A to the Rights Agreement filed as Exhibit 4.1 to the Registrant's Current Report on Form 8-K filed on November 4, 1998)

4.3 Certificate of Amendment of Certificate of Incorporation of Registrant. (Incorporated by reference to Exhibit 3.4 to the Registrant's Annual Report on Form 10-KSB, filed on March 28, 2000)

4.4 Certificate of Amendment of Certificate of Incorporation of Registrant. (Incorporated by reference to Exhibit 3.1.3 to the Registrant's Form 8-K filed on August 4, 2006)

4.5 Certificate of Ownership and Merger Merging Talon International, Inc. with and into Tag-It Pacific, Inc. (Incorporated by reference to Exhibit 3.1 to the Registrant's Form 8-K filed on July 20, 2007)

4.6 Bylaws of the Registrant. (Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form SB-2 filed on October 21, 1997, and the amendments thereto)

4.7      Specimen  Stock   Certificate  of  Common  Stock  of  the   Registrant.
         (Incorporated by reference to the Registrant's Registration Statement on Form SB-2 filed on October 21, 1997)

4.8 Rights Agreement, dated as of November 4, 1998, between Registrant and American Stock Transfer and trust Company as Rights Agent. (Incorporated by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K filed on November 4, 1998)

4.9 Form of Rights Certificate. (Incorporated by reference to Exhibit B to the Rights Agreement filed as Exhibit 4.1 to the Registrant's Current Report on Form 8-K filed on November 4, 1998)

4.10     Registrant's  2007 Stock Plan.  (Incoprorated  by  reference to Exhibit
         10.20 to the Registrant's Annual Report on Form 10-K filed on April 15,
         2008)

5.1      Opinion of Stubbs, Alderton and Markiles, LLP.

23.1     Consent of Stubbs, Alderton & Markiles, LLP (included in Exhibit 5.1).

23.2     Consent of Singer Lewak Greenbaum & Goldstein LLP.

24.1     Power of Attorney (included on signature page).

-------------